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                                                                    EXHIBIT 23.1

                         INDEPENDENT AUDITORS' CONSENT

   We consent to the use in this Amendment No. 1 to Registration Statement No. 333-58048 of InfoSpace, Inc. on Form S-1 of our report dated March 2, 2001 (March 23, 2001, as to Note 9), appearing in the Prospectus, which is part of such Registration Statement, and to the reference to us under the headings "Selected Consolidated Financial Data" and "Experts" in such Prospectus.

/s/ Deloitte & Touche LLP

Deloitte & Touche LLP

Seattle, Washington
June 28, 2001